A Biopharmaceutical Company Developing Targeted and Novel Therapies in Oncology Spectrum Pharmaceuticals January 2019 | Investor Presentation Joe Turgeon President and CEO Redefining Cancer Care Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements, within the meaning of the United States Private Securities Litigation Reform Act of 1995, as amended to date, regarding future events and the future performance of Spectrum Pharmaceuticals that involve risks and uncertainties that could cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. These statements are based on management’s current beliefs and expectations. These statements include, but are not limited to, statements that relate to our business and its future, including our strategy, the role of poziotinib in treating NSCLC patients with EGFR and HER2 exon 20 mutations and the advancement in treatment of such patients, the treatment potential of poziotinib to consistently deliver high response and disease control rates for NSCLC patients with EGFR and HER2 exon 20 mutations, the timing of enrollment of various cohorts in connection with the development of poziotinib and the initiation of additional trials, our ability to release data from the ZENITH20 study in the second half of 2019, the timing of the FDA’s acceptance of the ROLONTIS® BLA, the timing of the commercialization of ROLONTIS® and our ability to compete in a competitive pricing environment, the timeline for FDA approval of poziotinib and ROLONTIS® and any other statements that are not purely statements of historical fact. Risks that could cause actual results to differ include, but are not limited to, the uncertainties inherent in new product development, including clinical trial results and additional analysis of existing clinical data, the possibility that poziotinib may not ultimately prove to be safe or effective, the possibility that ROLONTIS® may not be able to penetrate its target market, the possibility that our existing and new drug candidates, including poziotinib and ROLONTIS®, may not receive approval from the FDA and other regulatory agencies in a timely manner or at all, the possibility that our existing and new drug candidates, including poziotinib and ROLONTIS®, if approved, may not be more effective, safer or more cost efficient than competing drugs, our dependence on third parties for clinical trials, manufacturing, distribution, information and quality control and other risks that are described in further detail in the Company’s reports filed with the Securities and Exchange Commission. We do not plan to update any such forward-looking statements and expressly disclaim any duty to update the information contained in this presentation except as required by law.

POZIOTINIB ROLONTIS® (eflapegrastim) Tyrosine Kinase Inhibitor (TKI) targeting exon 20 mutations Results from ZENITH20 cohort 1 in 2H ‘19 Novel long-acting G-CSF for Chemotherapy-induced Neutropenia BLA submitted to FDA December 2018 Focus on Late Stage Pipeline Targeted & Novel Medicines

Tyrosine Kinase Inhibitor (TKI) targeting exon 20 mutations Novel long-acting G-CSF for Chemotherapy-induced Neutropenia Sep ’18 Oral presentation at IASLC World Conference on Lung Cancer Jan ’19 Enrollment completed in cohort 1 (EGFR) of ZENITH20 study H2 ’19 Results of ZENITH20 cohort 1 (EGFR) H2 ’19 Initiation of pan-tumor trials H2 ’19 Initiation of combination trials Q4 ’19 Enrollment completed in cohort 2 (HER2) of ZENITH20 study Jun ’18 RECOVER study meets primary endpoint Aug ’18 Positive pre-BLA meeting with FDA Q4 ’18 US BLA filing Q1 ’19 FDA acceptance of BLA file 2019 US launch readiness Q4 ’19 Potential FDA decision ✓ ✓ ✓ Focus on Late Stage Pipeline Development Milestone Summary ✓ ✓ POZIOTINIB ROLONTIS® (eflapegrastim)

Poziotinib Tyrosine Kinase Inhibitor targeting exon 20 mutations Results from ZENITH20 cohort 1 in 2H 2019

Exon 20 Mutations in NSCLC A Critical Unmet Need No FDA approved targeted therapies NSCLC patients with exon 20 7,700 pts (US) 20,000+ (globally) Patients with non-lung exon 20 solid tumors 8,400 (US)

Poziotinib Demonstrates Improvement Over Standards of Care Exon 20 (EGFR) Unselected population Exon 20 (EGFR)

JV Heymach, University of Texas MD Anderson Cancer Center, USA T790M * * * * * * * * * * * * * * * * * * * Germline T790M +exon20ins * Remains on treatment Poziotinib Efficacy in EGFR Exon 20 Mutant NSCLC 44 Evaluable Patients 43% ORR (confirmed) Heymach, IASLC 19th World Congress on Lung Cancer Oral Presentation, September 24, 2018

Duration of Treatment for EGFR Exon 20 > 40% of patients remain on therapy (19 of 44 patients) 14% of patients have been on therapy for more than one year (6 of 44 patients) Heymach, IASLC 19th World Congress on Lung Cancer Oral Presentation, September 24, 2018

Poziotinib Efficacy in HER2 Exon 20 Mutant NSCLC * * Remains on treatment * * * * 12 Evaluable Patients 42% ORR (confirmed) Heymach, IASLC 19th World Congress on Lung Cancer Oral Presentation, September 24, 2018

Treatment Related AEs in EGFR and HER2 in >10% of patients (N=63) EGFR related toxicities were manageable and consistent with the class Discontinuation due to poor tolerance was rare and seen in 3% of patients AE All Grade N (%) Grade 3 N(%) Grade 4 N(%) Grade 5 N(%) Diarrhea  44 (69.8%)  11 (17.5%)  0  0 Oral mucositis 44 (69.8%) 1 (1.6%) 0 0 Paronychia  38 (60.3%)  6 (9.5%) 0 0 Dry skin 37 (58.7%) 0 0 0 Skin rash  35 (55.6%)   22 (34.9%) 0 0 Alopecia 22 (34.9%) 0 0 0 Anorexia 19 (30.2%) 0 0 0 Nausea 15 (23.8%) 5 (7.9%) 0 0 Vomiting 13 (20.6%) 3 (4.8%) 0 0 Pruritus 9 (14.3%) 0 0 0 Weight loss 8 (12.7%) 3 (4.8%) 0 0 Fatigue 7 (11.1%) 3 (4.8%) 0 0 Heymach, IASLC 19th World Congress on Lung Cancer Oral Presentation, September 24, 2018

Poziotinib Efficacy in EGFR Cohort Subset of MD Anderson Investigator-Initiated Phase 2 Study Overall Results N ORR n (%) Confirmed Objective Response Rate (ORR) 30 12 (40.0) Disease Control Rate (DCR), n (%) 30 27 (90.0) Duration on Treatment (months) 30 6.6 Duration on Treatment > 6 months, n (%) 30 16 (53) DOR for Confirmed Responders (months) (event/censor) 12 (7/5) 6.6 Confirmed Responders with DOR > 6 months, n (%) 12 6 (50.0) Progression-free Survival (months) (event/censor) 30 (18/12) 6.5 Safety Safety profile consistent with 2nd Gen. EGFR TKIs 30 Platinum Failure Patients 40% ORR (Confirmed) 90% Disease Control Rate 73% Failed > 2 Previous Tx University of Texas, MD Anderson Cancer Center

First-line NSCLC in HER2 exon 20 (n=70) ZENITH20: Spectrum Sponsored Study Pivotal Phase 2 NSCLC Multicenter Study in US, EU, CA Each cohort is an independent study with pre-specified statistical hypotheses and power Primary Endpoint: Objective Response Rate Cohort 1 Enrollment Completed Results Expected in 2H 2019 Cohort 2 Enrolling Cohort 3 Enrolling Cohort 4 Enrolling Previously treated NSCLC with EGFR exon 20 (n=87) Previously treated NSCLC in HER2 exon 20 (n=87) First-line NSCLC in EGFR exon 20 (n=70) Exploratory Endpoints: PFS and QOL Secondary Endpoints: DCR, DoR, Safety & Tolerability

Exon 20 Mutations in Various Tumor Types Prevalence of Exon20 NSCLC in Key Markets Region  Mutation  Exon 20 Frequency (%) Total Number of Exon-20 NSCLC Patients/year US EGFR 2.1% 3.6% 7,700 HER2 1.5% EU EGFR 2.1% 3.6% 8,000 HER2 1.5% Japan EGFR 2.4% 6.4% 5,000 HER2 3.9% TOTAL Patients 20,700 Prevalence of Exon20 In Other Tumors Region Mutation Exon 20 Frequency (%) Total Exon 20 (non-Lung) Patients/year US EGFR 3710 (0.2%) 0.6% 8,400 HER2 4691 (0.4%) Heymach J. Phase II trial of poziotinib for EGFR and HER2 exon 20 mutant NSCLC Presented at IASLC 19th World Conference on Lung Cancer; Sept. 2018 Toronto CAN N= 390,000 patients Total US Patients 8,400 Total Global Patients 20,700

Poziotinib Leading the Way in the Treatment of exon 20 Mutations PAN-TUMOR SETTING COMBINATION THERAPY FIRST-LINE THERAPY IN NSCLC MD Anderson Spectrum Actively Pursue Poziotinib’s Full Potential PREVIOUSLY TREATED NSCLC

Poziotinib – 2018 and 2019 Milestones

✓	Apr '18	Publication of initial data of 11 pts with strong ORR (Nature Medicine)
✓	Apr '18	Prevalence data shows promise in multiple solid tumors (AACR)
✓	May '18	Diagnostic partnership with ThermoFisher + stronger licensing agreement with MD Anderson
✓	Sep '18	Oral presentation at IASLC World Conference on Lung Cancer
✓	Jan '19	Enrollment completed in cohort 1 (EGFR) of ZENITH20 study
	H2 '19	Results of ZENITH20 cohort 1 (EGFR)
	H2 '19	Initiation of pan-tumor trials
	H2 '19	Initiation of combination trials
	Q4 '19	Enrollment completed in cohort 2 (HER2) of ZENITH20 study

Spectrum Pharmaceuticals | 2019-01 Investor Presentation 16

ROLONTIS® (eflapegrastim) Novel, long acting G-CSF for the Management of Chemotherapy-induced Neutropenia BLA submitted to FDA December 2018

ROLONTIS is a Novel Product Targeting a Large Market Targeting a $4 Billion Market BLA Submitted in Dec 2018

Overall ROLONTIS Phase 3 Efficacy *95% confidence intervals and p-value obtained from bootstrap sampling method ADVANCE (-301) RECOVER (-302) SPI-2012 N=196 Pegfilgrastim N=210 SPI-2012 N=118 Pegfilgrastim N=119 DSN (days) Mean (SD) Median (Range) 0.20 (0.503) 0 (0, 3) 0.35 (0.683) 0 (0, 3) 0.31 (0.688) 0 (0,3) 0.39 (0.949) 0 (0,7) ΔDSN (SPI-2012 – pegfilgrastim) 95% Confidence Interval* Non-inferiority p-value* -0.148 (-0.264, -0.032) <0.0001 -0.074 (-0.292, 0.129) <0.0001 643 Patients in Two Phase 3 Trials Met Primary Endpoint Met All Secondary Endpoints Similar AE Profile

ADVANCE Study Frequency of Severe Neutropenia in Cycle 1 (ITT Population) *95% CI was calculated using Clopper-Pearson method 8.5% Absolute risk reduction of severe neutropenia in cycle 1 -8.5% Difference (CI -16.1, -0.2)

* Data from Dec-16 to Nov-17 Community Oncology is Critical in CIN 21% Non-PHS Hospitals 45% Community Clinic 32% PHS 1% Federal 1% Pharmacy 1% Other LA-G-CSF Unit Volume by Segment

Novel Treatment Offers Strong Position in Competitive Pricing Environment Drug Costs Pricing Pressures, Price Transparency, Justification of Price Increases Competition in Medicare Marketplace Pressure on Provider Payment, Challenges to Buy & Bill Model Challenging Pricing Constructs, Reference Pricing Pushing Boundaries of Pharmaceutical Protections Specialty Drug Spend is #1 Employer Health Concern Cancer patients are best served when the oncologist determines their treatment

Supply Chain / Manufacturing Inventory build Filling/packaging Commercialization Develop promotional materials / channel strategy Medical Science Liaison customer engagement Payer engagement Sales force preparation ROLONTIS Launch Readiness Underway

ROLONTIS – 2018 and 2019 Milestones Feb ’18 ADVANCE study meets primary endpoint Jun ’18 RECOVER study meets primary endpoint Aug ’18 Positive pre-BLA meeting with FDA Q4 ’18 US BLA filing Q1 ’19 FDA acceptance of BLA file 2019 US launch readiness Q4 ’19 Potential FDA decision ✓ ✓ ✓ ✓

Thank you Redefining Cancer Care Redefining Cancer Care

Non-GAAP Financial Measures   In this press release, Spectrum reports certain historical results that have not been prepared in accordance with generally accepted accounting principles (GAAP), including non-GAAP product sales, net and license fees and service revenue, non-GAAP selling, general and administrative expenses, non-GAAP research and development expenses, non-GAAP net loss and non-GAAP net loss per share. Non-GAAP financial measures are reconciled to the most directly comparable GAAP financial measures in the tables of this press release and the accompanying footnotes. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with GAAP. The non-GAAP financial measures presented exclude the items summarized in the below table.   Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company's on-going core operating performance. Management uses non-GAAP net income (loss) in its evaluation of the company's core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. Management believes that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision-making. Management believes that the use of these non-GAAP financial measures also facilitates a comparison of the Company’s underlying operating performance with that of other companies in its industry, which use similar non-GAAP measures to supplement their GAAP results.   The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company's business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. In addition, other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool. Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures contained within this news release with our GAAP financial results.